Exhibit 99.01

April 24, 2005

Board of Directors
Silicon Image, Inc.
1060 East Arques Avenue
Sunnyvale, California, 94086

Directors,

Effective immediately, I hereby resign my position as a Director of Silicon Image, effective immediately.

Sincerely,

Richard L Sanquini